UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2023

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2023, in connection with the extraordinary general meeting in lieu of annual meeting of shareholders of Coliseum Acquisition Corp. (the “Company”), scheduled to be held on November 27, 2023 (the “Meeting”), seeking shareholder approval of, among other things, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company must consummate an initial business combination (the “Initial Business Combination”) to June 25, 2024 (the “First Extension”) and, without another shareholder vote, to elect to further extend the date by which it must consummate an Initial Business Combination for an additional three months, up until September, 25, 2024 (the “Second Extension”, together with the First Extension, the “Extension” and together with all other proposals brought at the Meeting, the “Proposals”) and remove the need to deposit additional funds into the trust account into which the proceeds of the Company’s initial public offering were deposited to effect such Extension, the Company and an insider (the “Insider”) of the Company holding Class A ordinary shares initially sold in a private placement in connection with the Company’s initial public offering (the “Founder Shares”) entered into non-redemption agreements (collectively, the “Non-Redemption Agreements”) with certain of the Company’s existing shareholders and other unaffiliated investors (collectively, the “Non-Redeeming Shareholders”) with respect to an aggregate of 2,045,000 Class A ordinary shares, par value $0.001, of the Company (the “Non-Redemption Shares”). The Non-Redeeming Shareholders are not affiliates of the Company, the Insider, or the Company’s officers or directors.

Pursuant to the Non-Redemption Agreements, the Non-Redeeming Shareholders agreed to (a) not redeem the Non-Redemption Shares in connection with the vote to approve the Proposals and (b) vote all of their Non-Redemption Shares in favor of the Proposals and cause all such Non-Redemption Shares to be counted as present at the Meeting for purposes of establishing a quorum (other than with respect to certain shares acquired or to be acquired pursuant to the Non-Redemption Agreements).

In exchange for these commitments from the Non-Redeeming Shareholders, the Insider has agreed to forfeit at the closing of the Initial Business Combination (i) an aggregate of 460,000 Founder Shares in consideration of the First Extension, and (ii) if applicable, an aggregate of 153,375 Founder Shares in consideration for the Second Extension (collectively, the “Forfeited Shares”), and the Company has agreed to issue to the Non-Redeeming Shareholders a number of newly issued ordinary shares of the Company in an amount equal to the Forfeited Shares, in each case provided that the Non-Redeeming Shareholders do not exercise their redemption rights with respect to the Shares in connection with the Proposals and that the Proposals are approved by the Company’s shareholders.

The Non-Redemption Agreements are expected to increase the likelihood that the Proposals are approved by the Company’s shareholders and to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount of funds remaining in the trust account had the Non-Redemption Agreements not been entered into. As of the date of this Current Report on Form 8-K, in order to satisfy their commitments under the Non-Redemption Agreements, certain of the Non-Redeeming Shareholders have purchased 20,000 Class A ordinary shares of the Company in the open market and/or through negotiated private transactions at purchase prices that did not exceed the estimated per share redemption price payable by the Company from its trust account to redeeming shareholders in connection with the Proposals.

The foregoing description of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Non-Redemption Agreements, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “Proxy Statement”) to be used at the Meeting to approve the Proposals. The Company has mailed the Proxy Statement to its shareholders of record as of November 3, 2023 in connection with the Proposals. Investors and security holders of the Company are advised to read the Proxy Statement and any amendments thereto, because these documents contain important information about the Proposals and the Company. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: MITA.info@investor.morrowsodali.com, or to the Company at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposals under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Proposals are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023 (the “Annual Report”) and the definitive Proxy Statement, which was filed with the SEC on November 15, 2023. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension and other Proposals is not obtained; the inability of the Company to enter into a definitive agreement with respect to an Initial Business Combination within the time provided in the Company’s Articles; the level of redemptions made by the Company’s shareholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account to complete an Initial Business Combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coliseum Acquisition Corp.

	By:	/s/ Oanh Truong
		Name:	Oanh Truong
		Title:	Chief Financial Officer

Dated: November 24, 2023